SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                            ----------

                             FORM 8-K

                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 29, 2000
                                                  -----------------



                     DATA BROADCASTING CORPORATION
                     -----------------------------
    	    (Exact Name of Registrant as Specified in Charter)





        Delaware                 0-20311             13-3668779
        --------                 -------             ----------
(State or other jurisdiction   (Commission         (IRS Employer
 of incorporation)             File Number)      Identification No.)



        22 Crosby Drive, Bedford, Massachusetts     01730
        ---------------------------------------     -----
       (Address of Principal Executive Offices)   (Zip Code)




Registrant's telephone number, including area code: (781) 687-8800
                                                    --------------
                  Exhibit Index Appears on Page 5
                     Total Number of Pages: 6

ITEM 1.  Changes in Control of Registrant.

On February 29, 2000, Data Broadcasting Corporation (the "Registrant"), a Delaware corporation, completed a merger between its wholly-owned subsidiary Detective Merger-Sub, Inc. ("Merger Sub"), a Delaware corporation and Interactive Data Corporation ("Interactive Data"), a Delaware corporation and a wholly-owned subsidiary of Pearson Longman, Inc. ("Pearson"), a Delaware corporation. As a result of the merger, Pearson has voting control of the Registrant.

The merger was completed on the terms and conditions set forth in the Agreement and Plan of Merger, (the "Merger Agreement") dated as of November 14, 1999, among the Registrant, Merger Sub, Interactive Data and Pearson, which was amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of January 10, 2000, among the Registrant, Merger Sub, Interactive Data and Pearson (the "Amendment").

On February 29, 2000, Merger Sub was merged with and into Interactive Data (the "Merger") with Interactive Data as the surviving corporation and a wholly-owned subsidiary of the Registrant following the Merger. Upon the Merger, the issued and outstanding capital stock of Interactive Data was converted into 56,423,949 newly issued shares of the Registrant's common stock which, when added to the 107 shares of common stock of the Registrant owned by Pearson, resulted in the ownership by Pearson of approximately 60% of the Registrant. Prior to this transaction no individual entity possessed a controlling interest in the Registrant. The Merger will be accounted for as a reverse acquisition in accordance with United Stated generally accepted accounting principles. Accordingly the historical financial statements of Interactive Data will become the historical financial statements of the Registrant.

Pursuant to the terms of the Merger Agreement, as amended by the Amendment, the following parties were elected to the Registrant's board of directors: Robert Berkley, Stuart Clark, John Fallon, Donald Greenberg, Stephen Hill, Alan Hirschfield, Philip Hoffman, John Makinson, Carl Spielvogel and Allan Tessler.

The Stock Option Agreement dated as of November 14, 1999, among the Registrant and Interactive Data and the Voting and Standstill Agreements, dated as of November 14, 1999, with the Alan J. Hirschfield Living Trust and with AFT/FGT Family Partners Ltd and the Tessler Family Limited Partnership terminated pursuant to their terms upon the effectiveness of the Merger.

A copy of the Merger Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 1.2 and is incorporated herein by reference. The foregoing summary of these documents is qualified in its entirety by reference to the full text of these exhibits.


A press release announcing the completion of the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.  Other Events


On March 1, 2000, the Registrant changed the address of its principal executive offices to 22 Crosby Drive, Bedford, Massachusetts 01730 and the phone number for its principal executive offices to (781) 687-8800.

ITEM 7.  Financial Statements and Exhibits

The historical financial statements of Interactive Data for the three years ending December 31, 1999 will be filed on or around May 15, 2000.


Exhibit Number    Description
--------------    -----------

     1.1 Agreement and Plan of Merger, dated as of November 14, 1999, among Interactive Data
                  Corporation, Pearson Longman, Inc., Data
                  Broadcasting Corporation and Detective
                  Merger-Sub, Inc.*

     1.2          Amendment No.1 to the Agreement and Plan of
                  Merger, dated as of January 10, 2000, among Interactive Data Corporation, Pearson Longman,
                  Inc., Data Broadcasting Corporation and
                  Detective Merger-Sub, Inc.**

    99.1 Press Release, dated February 29, 2000, announcing the completion of the merger.
--------------------
* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated November 14, 1999 (filed with the Commission on November 22, 1999) and incorporated by reference thereto.
** Previously filed as an exhibit to the Registrant's Definitive Proxy Statement dated January 11, 2000 and incorporated by reference thereto.


ITEM 8.  Change in Fiscal Year

Pursuant to a written consent of the Registrant's board of directors, as of February 29, 2000, the Registrant has changed its fiscal year from a fiscal year ending June 30 to a calender year. The Registrant has filed its interim reports on Form 10-Q for the periods ending September 30, 1999 and December 31, 1999 on November 15, 1999 and February 14, 2000, respectively.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DATA BROADCASTING CORPORATION


Date: March 15, 2000   By:  /s/  Stuart J. Clark
                           ---------------------
                           Name:  Stuart J. Clark
                           Title: President and Chief
                                  Executive Officer

                        INDEX TO EXHIBITS


Exhibit Number           Description                       Page
--------------           -----------                       ----

   1.1           Agreement and Plan of Merger, dated as      *
                 of November 14, 1999, among Interactive
                 Data Corporation, Pearson Longman, Inc.,
                 Data Broadcasting Corporation and
                 Detective Merger-Sub, Inc.

   1.2           Amendment No.1 to the Agreement and Plan   **
                 of Merger, dated as of January 10, 2000, among Interactive Data Corporation,
                 Pearson Longman, Inc., Data Broadcasting
                 Corporation and Detective Merger-Sub, Inc.

  99.1           Press Release, dated March 1, 2000,         6
                 announcing the completion of the merger.

------------------

* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated November 14, 1999 (filed with the Commission on November 22, 1999) and incorporated by reference thereto.
** Previously filed as an exhibit to the Registrant's Definitive Proxy Statement dated January 11, 2000 and incorporated by reference thereto.

                                                     EXHIBIT 99.1

HEADLINE:  Data Broadcasting Elects Hill as Chairman, Clark as
President And CEO on Completion of Merger with Financial Times
Asset Management

DATELINE:  NEW YORK, March 1

BODY:

Data Broadcasting Corporation (Nasdaq: DBCC) today announced the election of Stephen Hill, 39, as chairman of the board, and Stuart Clark, 52, as president and chief executive officer. The positions became effective with the completion yesterday of the company's merger with Financial Times Asset Management/Interactive Data Corporation.

Data Broadcasting shareholders approved the merger last week.

The company will continue to trade on the Nasdaq National Market under the symbol DBCC.

Hill, who is chief executive officer of the Financial Times Group and a member of the Pearson plc management committee, succeeds Alan Hirschfield, 64, and Allan Tessler, 63, who will both continue on the board as directors. Clark, who is head of Financial Times Asset Management and a member of the management board of Pearson plc's Financial Times Group, succeeds Mark Imperiale, 49.

Financial Times Asset Management/Interactive Data, which had been a unit of the Financial Times Group of Pearson plc, the international media company, is a leading source of comprehensive disclosure data, factor information and independent valuations for a comprehensive range of U.S. securities and offers full descriptive information on more than one million U.S. municipal bonds. It also collects and distributes corporate action information on equities and bonds from all over the world, specializing in "hard to get" information from emerging markets.

Data Broadcasting Corporation is the leading provider of real-time market data to the individual trader and investor. The company delivers real-time stock quotes, financial information and news to the PCs, laptops and hand-held devices of millions of users via the Internet, dedicated lines, wireless FM, cable and satellite.

With the BondEdge service from its Capital Management Sciences division, Data Broadcasting also is the leading provider of fixed income portfolio analytics used for valuation and risk management purposes. Data Broadcasting's Internet presence includes http://www.dbc.com, http://eSignal.com, http://cbs.marketwatch.com, http://insite.dbc.com, http://bondedge.com, http://sports.dbc.com and http://www.dbceuro.com.

SOURCE Data Broadcasting Corporation

CONTACT:  Steven G. Crane, Chief Financial Officer of Data
Broadcasting Corporation, 212-502-6200; or Cecilia A. Wilkinson, or Kristin Bruno, both of Pondel/Wilkinson Group, 310-207-9300, investor@pondel.com.

           [LETTERHEAD OF DATA BROADCASTING CORPORATION]



March 15, 2000


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Data Broadcasting Corporation
     -----------------------------

Ladies and Gentlemen:

On behalf of Data Broadcasting Corporation, we are hereby transmitting for filing via EDGAR the Company's Report on Form 8-K.

If you have any questions with respect to this filing, please contact the undersigned at (781) 687-8083.


Very truly yours,

/s/ Andrea H. Loew
-------------------
Andrea H. Loew, Esq.

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